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The Advisors' Inner Circle Fund II

HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND

Institutional Class Shares: HHQTX
Investor Class Shares: HHQAX (formerly, Class A Shares)
Class C Shares: HHQCX






SUMMARY PROSPECTUS

MAY 31, 2016




Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://hancockhorizon.com/FundInvestors/Literature.aspx. You can also get this information at no cost by calling 1-888-422-2654, by sending an e-mail request to information@hancockhorizon.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.



                                                               [GRAPHIC OMITTED]


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

HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND

INVESTMENT OBJECTIVE

The Hancock Horizon Quantitative Long/Short Fund (the "Quantitative Long/Short Fund" or the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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
                                                        INSTITUTIONAL             INVESTOR
                                                        CLASS SHARES            CLASS SHARES           CLASS C SHARES
                                                        -------------           ------------           --------------
Management Fees(1) ................................             1.15%                  1.15%                    1.15%
Distribution and/or Service (12b-1) Fees ..........             None                   None                     0.75%
Other Expenses ....................................             0.49%                  0.77%                    0.79%
                                                                -----                  -----                    -----
   Dividend and Interest Expenses on Securities
    Sold Short ....................................     0.29%                   0.29%                   0.29%
   Shareholder Servicing Fees .....................     None                    0.25%                   0.25%
   Other Operating Expenses .......................     0.20%                   0.23%                   0.25%
Acquired Fund Fees and Expenses ...................             0.04%                  0.04%                    0.04%
                                                                -----                  -----                    -----
Total Annual Fund Operating Expenses(2) ...........             1.68%                  1.96%                    2.73%

(1) THE MANAGEMENT FEE PAID TO HORIZON ADVISERS (THE "ADVISER") FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 1.20% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR THE FIRST $500 MILLION IN ASSETS, 1.15% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR THE NEXT $500 MILLION IN ASSETS, AND 1.10% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ASSETS OVER $1 BILLION (THE "BASIC FEE"), AND A POTENTIAL PERFORMANCE ADJUSTMENT ("PERFORMANCE ADJUSTMENT") OF 0.40% OF THE FUND'S AVERAGE DAILY NET ASSETS DURING THE 12 MONTH PERIOD ENDING ON EACH MONTHLY PERFORMANCE ADJUSTMENT CALCULATION DATE (A "PERFORMANCE PERIOD"). THE PERFORMANCE ADJUSTMENT IS SUBTRACTED FROM THE BASIC FEE IF THE FUND'S INSTITUTIONAL CLASS SHARES UNDERPERFORM THE S&P COMPOSITE 1500 INDEX BY 200 BASIS POINTS OR MORE DURING A PERFORMANCE PERIOD, AND IS ADDED TO THE BASIC FEE IF THE FUND'S INSTITUTIONAL CLASS SHARES OUTPERFORM THE S&P COMPOSITE 1500 INDEX BY 200 BASIS POINTS OR MORE DURING A PERFORMANCE PERIOD. (2) THE TOTAL ANNUAL FUND OPERATING EXPENSES IN THIS FEE TABLE DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL HIGHLIGHTS BECAUSE THE FINANCIAL HIGHLIGHTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, AND EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                               ------      -------      -------      --------
Institutional Class Shares ...  $171        $530          $913        $1,987
Investor Class Shares ........  $199        $615        $1,057        $2,285
Class C Shares ...............  $276        $847        $1,445        $3,061

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PORTFOLIO TURNOVER
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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States. Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers. The Fund primarily buys and sells stocks included in the S&P Composite 1500 Index, but may invest in other companies with market capitalizations of at least $100 million.

The Fund typically maintains a net long exposure of approximately 45-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short." With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy. The Fund may also invest in real estate investment trusts ("REITs").

In its investment decision making process, the Adviser first utilizes various quantitative screens based on valuation, earnings, and momentum factors. The information provided by the quantitative screens is then supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SHORT SALES RISK -- The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

DERIVATIVES RISK -- Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The mid- and small-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REITs RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

PORTFOLIO TURNOVER RISK -- The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called "Class A Shares," and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                          ---------------------------
                              2009           7.00%
                          ---------------------------
                              2010          16.82%
                          ---------------------------
                              2011           1.93%
                          ---------------------------
                              2012           8.89%
                          ---------------------------
                              2013          24.88%
                          ---------------------------
                              2014           8.98%
                          ---------------------------
                              2015           0.31%


                        BEST QUARTER          WORST QUARTER
                           12.95%               (18.56)%
                       (12/31/2010)           (09/30/2011)

The performance information shown above is based on a calendar year. The Fund's Institutional Class Shares' performance from 1/1/16 to 3/31/16 was (0.23)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class Shares only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


                                                                 SINCE INCEPTION
QUANTITATIVE LONG/SHORT FUND           1 YEAR       5 YEARS        (09/30/2008)
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FUND RETURNS BEFORE TAXES
  INSTITUTIONAL CLASS SHARES .......   0.31%         8.67%           5.91%
  INVESTOR CLASS SHARES ............  (5.18)%        7.24%           4.87%
  CLASS C SHARES ...................  (0.69)%        7.60%           4.86%
FUND RETURNS AFTER TAXES ON
 DISTRIBUTIONS
  INSTITUTIONAL CLASS SHARES .......  (0.28)%        7.07%           4.83%
FUND RETURNS AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND
 SHARES
  INSTITUTIONAL CLASS SHARES .......   0.67%         6.43%           4.40%
S&P COMPOSITE 1500 INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES, OR TAXES) ...............   1.01%        12.39%          10.49%
LIPPER(R) LONG/SHORT EQUITY FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR
 SALES CHARGES OR TAXES) ...........  (2.81)%        3.13%           2.96%

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2008.

Paula Chastain, Portfolio Manager, joined the Adviser in 1996 and has served on the portfolio team for the Fund since its inception in 2008.

Jacob Hartl, CFA, Portfolio Manager, joined the Adviser in 2008 and has served on the portfolio team for the Fund since its inception in 2008.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund can generally only be purchased through an account with an investment professional or other institution. To purchase shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



                                                                 HHF-SM-007-0100